UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2008
Asset Acceptance Capital Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50552 (Commission File Number)	80-0076779 (IRS Employer Identification No.)
28405 Van Dyke Avenue
Warren, MI 48093
(Address of principal executive offices)
Registrant’s telephone number, including area code: (586) 939-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 5, 2008, Asset Acceptance, LLC, a wholly-owned subsidiary of Asset Acceptance Capital Corp., and Northpoint Atrium Office Building, Ltd., entered into a First Amendment to Lease Agreement (the “First Amendment”).
The First Amendment extends the term of Asset Acceptance’s lease of its San Antonio office one year, to June 30, 2009.
The foregoing does not purport to be a complete description of the First Amendment and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

10.1	First Amendment to Lease Agreement dated as of April 11, 2008, between Asset Acceptance, LLC and Northpoint Atrium Office Building, Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2008	Asset Acceptance Capital Corp.
	By:	/s/ Nathaniel F. Bradley IV
		Name:	Nathaniel F. Bradley IV
		Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Lease Agreement dated as of April 11, 2008, between Asset Acceptance, LLC, and Northpoint Atrium Office Building, Ltd.